UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 14, 2020
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California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27200 Tourney Road
Suite 200
Santa Clarita
California	91355
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRCQQ	NONE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Francisco J. Leon was appointed Executive Vice President and Chief Financial Officer of California Resources Corporation (the “Company”) effective as of August 14, 2020. Mr. Leon, age 43, has been the Company’s Executive Vice President, Corporate Development & Strategic Planning since January 2018. Prior to that, he served as Vice President - Portfolio Management and Strategic Planning since December 2014. Mr. Leon holds an M.B.A. from the University of Texas, Austin and a bi-national Bachelor of Arts degree in International Business from San Diego State University and CETYS Universidad in Mexico.
Marshall D. Smith, formerly Senior Executive Vice President and Chief Financial Officer, left the Company effective as of August 14, 2020. Mr. Smith’s departure from the Company did not result from any disagreement or difference of opinion with the Company with respect to its internal controls, financial statements, audit scope limitations, audit reports, management representations or otherwise connected in any way with its financial controls or audit procedures. In connection with his departure, Mr. Smith entered into a separation agreement and general release with the Company. As part of that agreement, he also agreed to provide transition services as a consultant to the Company for two months for a monthly fee of $30,000. The foregoing description is qualified in its entirety by the terms of the separation agreement and general release, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference into this Item 5.02.
The Company would like to thank Mark for his years of service and wish him well in his retirement.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement and General Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Roy Pineci
Name:	Roy Pineci
Title:	Executive Vice President, Finance

DATED: August 18, 2020